UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 21, 2022 (September 7, 2022)

MULLEN AUTOMOTIVE INC.

__________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Mullen Automotive Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on September 8, 2022 (the “Original Form 8-K”). The Original Form 8-K reported the Company’s acquisition of a controlling interest in Bollinger Motors, Inc. (“Bollinger Motors”). This Amendment No. 1 on Form 8-K/A is being filed by the Company solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of Bollinger and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired:

The audited financial statements of Bollinger Motors for the year ended December 31, 2021 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

The unaudited financial statements of Bollinger Motors for the six months ended June 30, 2022 and the accompanying notes thereto are filed as Exhibit 99.2 attached hereto and are incorporated by reference.

(b)	Pro Forma Financial Information:

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young
99.1	Audited financial statements of Bollinger Motors Inc. for the Year Ended December 31, 2021
99.2	Unaudited financial statements of Bollinger Motors Inc. for the Six Months Ended June 30, 2022
99.3	Unaudited Pro Forma Combined Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: November 21, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer